EXHIBIT 32.1

Certification of Co-Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Guitar Center, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)    the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 6, 2006	/s/ MARTY ALBERTSON
Marty Albertson
Co-Chief Executive Officer